UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
March 29, 2013

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[      ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                  [      ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                  [      ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 29, 2013, Bel Fuse Inc. (“Bel Fuse” or the "Company”), completed its previously announced acquisition of the Transpower magnetics business of TE Connectivity (the “Acquisition”).   Pursuant to the terms of the Stock and Asset Purchase Agreement among Bel Fuse and Tyco Electronics Corporation (“Seller”), dated November 28, 2012, the Company has acquired 100% of the outstanding shares of Transpower Technology (HK) Limited, certain intellectual property and other tangible assets related to the Transpower magnetics business of TE Connectivity from Seller for $22.4 million in cash and additional consideration including the assumption of $0.1 million in liabilities and the grant of a license to Seller related to three of the Company’s patents.  Transpower Technology (HK) Limited is the sole shareholder of Dongguan Transpower Electronic Products Co., Ltd. in the People's Republic of China.  The Company’s purchase of the Transpower magnetics business consisted of the integrated connector module (“ICM”) family of products, including RJ45, 10/100 Gigabit, 10G, PoE/PoE+, MRJ21 and RJ.5, a line of modules for smart-grid applications and discrete magnetics.

The Company funded the acquisition from its existing working capital.

The foregoing description of the Stock and Asset Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by the complete text of the Agreement itself, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2012 and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On April 1, 2013, Bel Fuse Inc. issued a press release announcing the closing of the Acquisition.  A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, such press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.
(1)	Bel Fuse Inc. intends to file financial statements relating to the Acquisition described in Item 2.01 above under cover of Form 8-K/A within the time period permitted under Item 9.01.

(b)	Pro forma financial information
(1)	Bel Fuse Inc. intends to furnish pro forma financial information related to the Acquisition described in Item 2.01 above under cover of Form 8-K/A within the time period permitted under Item 9.01.

(d)	Exhibits

As described in Item 8.01 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1   Press Release of Bel Fuse Inc. dated April 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2013	BEL FUSE INC.
(Registrant)

By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Bel Fuse Inc. dated April 1, 2013.